UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (date of earliest event reported):
May  7, 2009

bebe stores, inc.

(Exact name of registrant as specified in its charter)

California	0-24395	94-2450490
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

400 Valley Drive

Brisbane, CA 94005

(Address of principal executive offices)

Registrant’s telephone number, including area code:

(415) 715-3900

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective May 7, 2009 Tara Poseley is the new President of BEBE SPORT.  Tara will oversee the creative direction and operations for BEBE SPORT.  Tara is an accomplished retail industry leader with over 20 years experience in strategic product development, revenue growth, brand management, business turnaround and start-up initiatives.  She spent the past two years as the President of Disney Stores North America (The Children’s Place).  Her previous positions include: CEO/President for Design Within Reach (DWR) and various roles for Gap, Inc. including SVP, GapKids and babyGap, VP, Global Merchandising, babyGap, and VP, GapBody and Men’s & Women’s Accessories.  She has a Bachelor of Science degree in Retail and a Minor in Spanish from University of Wisconsin at Madison.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 7, 2009.

bebe stores, inc.

/s/ Walter Parks

Walter Parks, Chief Operating Officer and Chief Financial Officer